EXHIBIT 24








                          POWER OF ATTORNEY




    The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Thomas L. King and Thomas
H. DeWitt, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 1994 and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

    Witness my signature this 1st day of September, 1994.






    	 			 /s/  David R. Crichton
    	 			 David R. Crichton



    	 					      EXHIBIT 24








                          POWER OF ATTORNEY




    The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Thomas L. King and Thomas
H. DeWitt, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 1994 and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

    Witness my signature this 1st day of September, 1994.






    	 			 /s/ Daniel B. Hogan
    	 			 Daniel B. Hogan


    	 			              EXHIBIT 24








                          POWER OF ATTORNEY




    The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Thomas L. King and Thomas
H. DeWitt, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 1994 and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

    Witness my signature this 1st day of September, 1994.






    	 			 /s/  Samuel S. Dennis 3d
    	 			 Samuel S. Dennis 3d


    	 			              EXHIBIT 24








                          POWER OF ATTORNEY




    The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Thomas L. King and Thomas
H. DeWitt, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 1994 and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

    Witness my signature this 1st day of September, 1994.






    	 			 /s/   John Bolten, Jr.
    	 			 John Bolten, Jr.


    	 			              EXHIBIT 24








                          POWER OF ATTORNEY




    The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Thomas L. King and Thomas
H. DeWitt, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 1994 and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

    Witness my signature this 1st day of September, 1994.






    	 			 /s/  Thomas H. DeWitt
    	 			 Thomas H. DeWitt


    	 			              EXHIBIT 24








                          POWER OF ATTORNEY




    The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Thomas L. King and Thomas
H. DeWitt, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 1994 and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

    Witness my signature this 1st day of September, 1994.






    	 			 /s/  Walter F. Greeley
    	 			 Walter F. Greeley


    	 			              EXHIBIT 24








                          POWER OF ATTORNEY




    The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Thomas L. King and Thomas
H. DeWitt, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 1994 and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

    Witness my signature this 1st day of September, 1994.






    	 			 /s/  C. Kevin Landry
    	 			 C. Kevin Landry


    	 			              EXHIBIT 24








                          POWER OF ATTORNEY




    The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Thomas L. King and Thomas
H. DeWitt, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 1994 and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

    Witness my signature this 1st day of September, 1994.






    	 			 /s/  H. Nicholas Muller, III
    	 			 H. Nicholas Muller, III


    	 			              EXHIBIT 24








                          POWER OF ATTORNEY




    The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Thomas L. King and Thomas
H. DeWitt, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 1994 and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

    Witness my signature this 1st day of September, 1994.






    	 			 /s/  William L. Brown
    	 			 William L. Brown


    	 			              EXHIBIT 24








                          POWER OF ATTORNEY




    The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Thomas L. King and Thomas
H. DeWitt, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 1994 and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

    Witness my signature this 1st day of September, 1994.






    	 			 /s/  Sol Sackel
    	 			 Sol Sackel


    	 			              EXHIBIT 24








                          POWER OF ATTORNEY




    The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Thomas L. King and Thomas
H. DeWitt, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 1994 and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

    Witness my signature this 1st day of September, 1994.






    	 			 /s/  Lindsay M. Sedwick
    	 			 Lindsay M. Sedwick